Exhibit 99.1

Momentive – Business & Strategy Update Q1 2018 Copyright © 2018 Momentive Performance Materials Inc. All rights reserved. CONFIDENTIAL

Forward Looking Statements MPM Holdings Inc. (“Momentive”) Forward-Looking Statements Certain statements in this presentation are forward-looking statements within the meaning of and made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements related to our transformation and restructuring activities, growth and productivity initiatives, anticipated cost savings, growth, and market recovery, and competitiveness. In addition, our management may from time to time make oral forward-looking statements. All statements, other than statements of historical facts, are forward-looking statements. Forward-looking statements may be identified by the words “believe,” “expect,” “anticipate,” “project,” “plan,” “estimate,” “may,” “will,” “could,” “should,” “seek” or “intend” and similar expressions. Forward-looking statements reflect our current expectations and assumptions regarding our business, the economy and other future events and conditions and are based on currently available financial, economic and competitive data and our current business plans. Actual results could vary materially depending on risks and uncertainties that may affect our operations, markets, services, prices and other factors as discussed in the Risk Factors section of our Annual Report on Form 10-K (our “Annual Report”) and our other filings with the Securities and Exchange Commission (the “SEC”). While we believe our assumptions are reasonable, we caution you against relying on any forward-looking statements as it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect or actual results. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: a weakening of global economic and financial conditions, interruptions in the supply of or increased cost of raw materials, the impact of work stoppages and other incidents on our operations, changes in governmental regulations or interpretations thereof and related compliance and litigation costs, difficulties with the realization of cost savings in connection with our transformation, and strategic initiatives, including transactions with our affiliate, Hexion Inc., pricing actions by our competitors that could affect our operating margins, our ability to obtain additional financing, and the other factors listed in the Risk Factors section of our Annual Report. For a more detailed discussion of these and other risk factors, see the “Risk Factors” section of our Annual Report. All forward-looking statements are expressly qualified in their entirety by this cautionary notice. The forward-looking statements made by us speak only as of the date on which they are made. Factors or events that could cause our actual results to differ may emerge from time to time. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. Non-GAAP Measures This presentation contains financial measures that are not in accordance with generally accepted accounting principles in the U.S. (“GAAP”), including Segment EBITDA and Segment EBITDA Margin. We have provided reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures in the appendices to this presentation. Trademarks We own or have rights to various trademarks, service marks and trade names that we use in connection with the operation of our business. This presentation also contains trademarks, service marks and trade names of third parties, including GE (which is used pursuant to our license with GE), which are the property of their respective owners. Market and Industry Data This presentation includes estimates of market share and industry data and forecasts that we obtained from internal company sources and/or industry publications and surveys. We have not independently verified market and industry data provided by third-party sources, nor have we ascertained the underlying economic assumptions relied upon therein. Industry publications and surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable, but there can be no assurance as to the accuracy or completeness of included information. Similarly, while we believe our internal estimates with respect to its industry are reliable, the estimates have not been verified by any independent sources. Unless otherwise noted, all information regarding our market share is based on the latest market data currently available to us, and all market share data is based on net sales in the applicable market. Discussions and descriptions of products, product lines, segments, business units, sectors, markets, market shares and similar terms are not intended to constitute market or product definitions for purposes of antitrust, antidumping, trade regulations or other regulatory purposes. Notice to Recipients This presentation shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. 2 Copyright © 2018 Momentive Performance Materials Inc. All rights reserved. CONFIDENTIAL

Momentive Key Highlights

Silicones: Enabling Technology for Everyday Life	■ $14bn+ global industry (today) that was created by Momentive in the 1940s ■ Secularly growing chemistry used in diverse applications across a broad range of end markets ■ Long history of consistent growth across economic environments. Robust demand (volume) outlook of +5% ■ Significant upside in industry operating rates; pricing tailwinds for the industry beginning in 2018
MPM is a Differentiated Global Leader in Silicones	■ Global market leader with $2.3 billion in revenues and $293 million in Segment EBITDA ■ Strategic specialty product portfolio aligned with secular megatrends and attractive auto, consumer goods, electronics, construction and personal care markets ■ Diverse, blue-chip customer base served by globally integrated manufacturing network ■ High customer intimacy driven by R&D capabilities and service-oriented business model ■ Experienced management team with deep operating experience and clear competitive strategy
Clearly Defined Competitive Strategy Focused on Specialties	■ Demonstrated progress against multifaceted strategy to drive Segment EBITDA growth and margins – ***Organic Growth.*** Strong secular tends in existing end markets coupled with continued new product development / applications and expansion into new geographies – ***Capital Investments.*** ~$120 million of growth capital invested in specialties over the last two years; robust pipeline of incremental capital projects and acquisitions available to drive future growth – ***Cost Savings Program.*** New $15 million restructuring program focused on reducing SG&A; incremental to program, remain focused on LEAN and Six Sigma programs – ***Basics Optimization.*** Initial progress on basics portfolio optimization made (Leverkusen shutdown in Q4 2016); multiple initiatives currently under execution, including price increases

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Copyright © 2018 Momentive Performance Materials Inc. All rights reserved. CONFIDENTIAL

MOMENTIVE™

Momentive Key Highlights (cont'd)

Significant Earnings and Margin Momentum	■ Since 2015, have grown Segment EBITDA at +23% CAGR and improved margins by >400bps ■ Exited 2017 (Q4) with 10% topline revenue growth, 28% Segment EBITDA growth and 190bps margin improvement ■ Attractive free cash flow generation profile: low maintenance capex and taxes of approximately $65-75 million and $25 million, respectively, per annum ■ Significant financial flexibility: 4.0x net leverage[1] and >$385 million of liquidity
Robust Outlook with High Visibility	■ Sustainable secular demand growth in specialties (from both end-market pull and new product initiatives) improving portfolio mix and supported by a strong current orderbook ■ Current contribution from ~$120 million invested in recently completed growth capital projects at less than 10% of run-rate EBITDA potential ■ Enacted price increases across the specialty portfolio in Q4 2017 that will flow through in 2018 and beyond ■ New $15 million annual cost savings initiative to follow up successfully completed global restructuring and transformation program

Momentive is a Global Leader in Specialty Silicones with Robust Outlook Underpinned by Focused Competitive Strategy and Attractive Industry Fundamentals

[1] *Defined as total principal value of debt less cash and cash equivalents divided by Segment EBITDA*

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Copyright © 2018 Momentive Performance Materials Inc. All rights reserved. CONFIDENTIAL

MOMENTIVE™

Agenda I. Silicones: Enabling Technology II. Business Overview III. Strategic Growth Plan Update IV. Financial Update V. Summary VI. Appendix 5 Copyright © 2018 Momentive Performance Materials Inc. All rights reserved. CONFIDENTIAL

SILICONES: ENABLING TECHNOLOGY 6

Silicones: Enabling Technology for Everyday Life     Unique Properties… …Used in Diverse Applications …Globally Used in a variety of applications2016 Revenue by End Market12016 Demand by Geography1 across diversified end markets, RoW covering a spectrum ofOtherConstruction 8% properties:23%20% $1.1North    America Heat and chemical resistant $4.028% Weather and water resistanceChemical    Long-term elasticity9%Electrical &Asia$6.3 ElectronicPacific    Insulation 19%44%$2.9 Health & Western AdherencePersonal Care Europe 12%Transportation 20% Thermal stability 17% 2016: $14.2 billion Used in everyday life Global Silicones Sales1,2    Others    22%    32%    4%    4%    11%    14%    13% 1 The Freedonia Group, Inc. (“Freedonia”) 2 Based on 2016 data 7    Copyright © 2018 Momentive Performance Materials Inc. All rights reserved. CONFIDENTIAL

Case Study: Applications Throughout Automotive Products

Multiple sub-segments serve the automotive market

Momentive Product Offerings

MPM Underhood
- Sensors, stoppers & seals
- Sparkplugboots
- Ignition cables
- Air systems seals & flaps
- Charge air cooler gasket
- Turbo- hoses
- Powertrain seals 7 gaskets
- Wireharness connectors & cables
- Engine mounts
- Fuel system seals, gaskets,o-rings & membranes
- Exhaust hangers
- Potting materials for sensitive electronics
- Adhesives for engine control units
- Sealing of sensitive areas
- Thermal interface materials to remove excess heat
- Fuel additives

MPM Interior
- Switches & light guides
- Rain / camera sensors
- Steering wheels
- Dashboards
- Door panels
- Headliners
- Seating foams
- Upholstery



- Weatherable & abrasion resistant coatings
- Weatherstrip coating
- Automotive paint &coatings
- Car waxes

MPM Exterior

- Fast cure RTV additives
- High transmission LED lenses
- High light transmission encapsulants for LED
- Tire & Rubber coupling agents

MPM Exterior

~$416 million Sales (18% of Total Sales) Automotive Vertical

Focus Applications

- Tire Additives (NXT Silanes)
- Forward Lighting (Hardcoats)
- Auto Glazing (Hardcoats)
- Paint Primers/Additives (CAS)
- Sealants/Adhesives (CAS)
- Engine Gaskets/Seals (LSR)
- Foam Padding (UA)
- Navigation Displays (EM)

CAS = Coating, Adhesives and Sealants | **LSR** = Liquid Silicone Rubber | **UA** = Urethane Additives

Silicones applications in auto expanding as trend for lightweighting components continues

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Copyright © 2018 Momentive Performance Materials Inc. All rights reserved. CONFIDENTIAL
MOMENTIVE

Case Study: Applications Throughout Cosmetics and Personal Care Products

Overview / Strategy

- Leading global provider of proprietary performance enhancing solutions to manufacturers of personal care products
  - Innovative silicone and boron nitride based additives
- MPM's technology leadership enhanced through continued investment in R&D and product innovations
- Growth accelerated by generating pull at brand owners through technical sales[1], product specifications and co-development
  - MPM designs tailored solutions using customers' base formulations and its self-designed molecules



THICKER HAIR



STRONGER HAIR



FREE FLOW HAIR



LONG WEAR WITH COMFORT



DIFFERENTIATED SENSORY



SOFT FOCUS

Value Proposition / Key Differentiators

- Offer differentiated solutions to manufacturers of personal care products enabling:
  - Superior conditioning and sensory enhancement
  - Soft focus and natural look
  - Long wear with comfort
- Product prototyping and technical formulation support

Value Chain

Ingredient Supplier	Distributor	Brand Owner	Retailer	Consumer
MOMENTIVE	Essential Ingredients	P&G	SEPHORA	
DOW CORNING	SAFIC ALCAN	ESTĒE LAUDER COMPANIES	CVS pharmacy	
ShinEtsu	cosmotec	L'ORÉAL PARIS	Walmart	
		SHISEIDO		

Note: Value Chain graphic is representative of the specific industry (not all encompassing)

[1] Refers to the capability of a salesperson to also sell on a technical level i.e. with knowledge of product attributes and application expertise

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Copyright © 2018 Momentive Performance Materials Inc. All rights reserved. CONFIDENTIAL

MOMENTIVE

Silicones: Robust Outlook with Long History of Growth World Silicone Demand1 Key Growth Drivers $bn         Population Growth    $18.3 $14.2    $12.5 $9.8 Urbanization    Energy Efficiency and Other 2006201120162021Environmental Regulation Annual Growth Rate (2016-2021)1    6.2% Miniaturization    5.1% 4.4%    3.5%    Lightweighting / Substitution North AmericaWestern EuropeAsia PacificRoW Silicones demonstrate strong secular growth supported by global megatrends 1 Freedonia    10Copyright © 2018 Momentive Performance Materials Inc. All rights reserved. CONFIDENTIAL

Silicones: Robust Outlook with Long History of Growth World Silicone Demand1 Key Growth Drivers $bn         Population Growth    $18.3 $14.2    $12.5 $9.8 Urbanization    Energy Efficiency and Other 2006201120162021Environmental Regulation Annual Growth Rate (2016-2021)1    6.2% Miniaturization    5.1% 4.4%    3.5%    Lightweighting / Substitution North AmericaWestern EuropeAsia PacificRoW Silicones demonstrate strong secular growth supported by global megatrends 1 Freedonia    10Copyright © 2018 Momentive Performance Materials Inc. All rights reserved. CONFIDENTIAL

Silicones: Competitive Landscape Overview

Momentive and Competitor Participation along the Silicones Value Chain


Strong presence
Low / Moderate presence
Cyclical Commodity
Commodity Silicones
Specialty, Non-Cyclical Silicones
Raw material
Upstream
Downstream
Silicon Metal
Siloxane
Silicones
Sealants & Coatings
Electronic Materials / Elastomers
Specialty Fluids
Silanes
Urethane Additives
High
Siloxane content
Low
Momentive has access to raw materials at near producer economics in Asia
MOMENTIVE
Competitor 1
Competitor 2
Competitor 3
Competitor 3
Competitor 4
Competitor 5

Silicones as % of[1]	Revenue	EBITDA
Momentive	92%	90%
Competitor 1	6%[2]	N/A
Competitor 2	42%	36%
Competitor 3	15%	18%[3]
Competitor 4	42%	29%
Competitor 5	4%[2]	N/A

Momentive is strategically focused on downstream specialty silicones

Source: Management estimates, company financials, competitor published information, Freedonia
[1] Financials shown as average of last three calendar years based on publicly filed information for Momentive, Competitor 2, Competitor 3 and Competitor 4; financials exclude impact from silicon metal; EBITDA excludes unallocated corporate expenses
[2] Based on 2016 sales and market share data according to information published by Freedonia
[3] Represents silicones as % of EBIT

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MOMENTIVE

Copyright © 2018 Momentive Performance Materials Inc. All rights reserved. CONFIDENTIAL

Market Dynamics for Silicones Evolve Across the Value Chain

Silicones Materials Flow of Selected Raw Materials to Major Finished Product Groups



On-site Supplier
Fumed Silica
Compounding
Elastomers
Sealants
MeOH
Si-Metal
MeCl
Polyether
Distillation and Synthesis
HCl
Hydrolysis/ Cracker
Reactor
Reactor
Polymerization
Co-Polymerization
Fluids
Basic(1)
Specialty
Fluids
UA
Silanes
Performance Additives
Raw Materials
Momentive Manufactures

Silicon Metal

- Commodity priced raw material
- Produced in an energy intensive smelting process with quartz (SiO_2) as a key ingredient
- Used in the production of siloxane, aluminum, and polysilicon
- Highly cyclical industry with significant excess capacity globally and pricing based on globally published index tied to supply and demand
- Only 5% of Momentive's global cash conversion costs

Performance Additives

- Value-added differentiated solutions
- Spec'd in with customers products and applications
- Enable key product attributes such as extended product life, wear resistance, biocompatibility and lightweighting
- Value priced based on added benefit
- Price inelastic given critical contribution to customer's end products
- Focus of Momentive's strategy, contributing over 50% of EBITDA

Source: Company information
[1] For external sale, Basics Segment primarily produces basic fluids through polymerization process; Basics Segment also includes upstream intermediates and by-products that flow into other finished product groups

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Copyright © 2018 Momentive Performance Materials Inc. All rights reserved. CONFIDENTIAL

MOMENTIVE

BUSINESS OVERVIEW 14

Momentive – A Global Leader in Specialty Silicones

Overview

- Global leader in specialty silicones and advanced materials with a 75-year operating history
- Attractive technology used in secularly growing applications and end markets
- Leading specialty product portfolio underpinned by over 3,400 patents serving high-growth applications
- Diverse, blue-chip customer base of over 4,000 customers in over 100 countries
- Technical service model provides competitive edge and drives customer intimacy
- Global manufacturing footprint with 24 production sites and 12 R&D facilities
- Management team with deep operating experience and a clear, executable vision for Momentive's future

Summary Business Profile

EBITDA[1] by Segment


Quartz Technologies 11%
Formulated & Basic Silicones 37%
Performance Additives 52%
Silicones 89%

EBITDA Margins[1]	
Performance Additives	21%
Formulated & Basic Silicones	11%
Quartz Technologies	20%

$293 million 2017 EBITDA

Revenue by End Market[2]


Healthcare 3%
Textiles 2%
Energy 3%
Agriculture 2%
Electronics 7%
Consumer 25%
Personal Care 8%
Construction 10%
Industrial 22%
Automotive 18%

Revenue by Geography[2]


ROW 21%
North America 31%
China and Japan 24%
Europe 24%

$2.3 billion 2017 Revenue

Momentive is a pure play specialty silicones leader

[1] Based on Q4 2017; excludes corporate charges that are not allocated to the segments
[2] Reflects FY2017 split

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Copyright © 2018 Momentive Performance Materials Inc. All rights reserved. CONFIDENTIAL
MOMENTIVE

75-Year Legacy of Growth and Innovation

1940s – 1950s

First "direct process" for making methylchlorosilanes

First silane coupling agent for fiberglass and composites





1960s

1962
First non-hydrolyzable silicone surfactant for polyurethane foams

1964
First construction sealant that hardens at room temperature

1969
First man walks on the moon in silicone bootsoles enabled by GE Silicones

1970s –1990s

1974
First true structural silicone glazing for architectural applications

1986
First commercialized silicone for 2-in-1 shampoo and conditioner

1996
First silicone polyether's introduced for textile treatment, laundry softeners and personal care





Early 2000s

2004
First introduction of NXT® sulfur silane for next generation automobile tires

2008
First use of Silwet hydrolytically stable super-spreader silicones for in-can pesticides

2010
First ultraclear LSR for secondary optics in LED systems (Silwet®)

Mid 2010s

2013
First epoxy silane used in water-based systems

2014
First automotive glazing pilot facility commissioned in Leverkusen to drive expansion in Hardcoats

2015
First Super-Hardcoat technology to replace glass with plastic in auto applications





2017+

- Launched next generation advanced conditioning aids
- **First** advanced silicone materials for contact lenses
- **First** European production site for NXT® initiated; Completed Sea Lion acquisition
- **First** launch of Enduris® and Elemax® Brand Silicone Architectural Coatings
- Opened new redesigned state of the art tire lab
- **First** launch of PurQ™ quartz pharmaceutical vials

Momentive Corporate Milestones	2003 GE Silicones acquires OSi Specialties Business	2006 Apollo purchases GE's advanced materials business; renames it Momentive	2014 Momentive completes balance sheet restructuring to drive business transformation	2015–2018 New team, new strategy, new direction

Best-in-class innovation and R&D platform with a proven track record

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Copyright © 2018 Momentive Performance Materials Inc. All rights reserved. CONFIDENTIAL

MOMENTIVE™

Segment Overview

	Performance Additives	Formulated & Basic Silicones	Quartz Technologies
Segment EBITDA Contribution[1]	 52%	 37%	 11%
Segment EBITDA Margin[1]	21%	11%	20%
Products	▪ Specialty Fluids ▪ Silanes ▪ Urethane Additives	▪ Electronic Materials ▪ Coatings ▪ Elastomers ▪ Sealants ▪ Basics	▪ Quartz ▪ Ceramics
Attributes	▪ Enable performance and processability of products across different end- markets	▪ Highly engineered formulated products that enable a range of specialty applications	▪ Highest purity quartz used in semiconductor chip manufacturing
Case Studies	**NXT® Green Tires**  ▪ NXT® tire silane reduces rolling resistance to improve vehicle fuel economy ▪ Offers low-roll resistance without loss of wet traction	**Hardcoats**  ▪ Hardcoat technology enables plastic to replace glass in auto applications (e.g. glazing, lighting) ▪ Offers lightweight, cost efficient and durable alternative	**Electronics**  ▪ Ingots that are fundamental parts of semiconductor chip manufacturing ▪ Delivers superior chip yield performance, advancing trend of miniaturization in electronics

Technology driven, proprietary products enable high performance applications in attractive end markets

[1] Based on Q4 2017; excludes corporate charges that are not allocated to the segments

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Copyright © 2018 Momentive Performance Materials Inc. All rights reserved. CONFIDENTIAL

MOMENTIVE™

Strategically Aligned with Secular Megatrends

Megatrends

- Population Growth
- Urbanization
- Energy Efficiency and Other Environmental Regulation
- Miniaturization
- Lightweighting / Substitution

Key Verticals[1]		Momentive Revenue[2]	Silicone Sales by End Market[2,3]	Projected End-Market CAGR[3,4]	Selected Momentive Products
Consumer Goods		$592MM (25%)	$1.9bn	4 - 5%	▪ Sealants ▪ Infant Care Products ▪ Seating / Upholstery ▪ Release Coatings
Automotive		$416MM (18%)	$2.8bn	8 - 9%	▪ NXT® Tire ▪ Auto LED Lighting ▪ Automotive Hardcoats
Construction		$241MM (10%)	$2.8bn	5 - 6%	▪ Adhesives / Sealants ▪ Roof Coating ▪ Clear Coating
Personal Care		$192MM (8%)	$1.2bn	4 - 5%	▪ Tailored Conditioning ▪ Hair Repair ▪ Sensory Enhancement Inputs
Electronics		$164MM (7%)	$2.7bn	4 - 5%	▪ Advanced Thermal Management Solutions ▪ Optically Clear Bonding for Display Applications
Healthcare		$60MM (3%)	$0.5bn	6%	▪ Contact Lens ▪ Wound Care ▪ Biomedical Tubing

Momentive is well positioned to benefit from industry megatrends

[1] Does not include industrial end-market as such market is broadly defined without specific market statistics or growth drivers
[2] Financials based on 2017
[3] Sources: Freedonia and Grand View Research, Inc.
[4] For the period of 2016-2021 for Consumer goods, Construction, Personal care, Electronics and Healthcare, and for the period of 2016– 2025 for Automotive

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Copyright © 2018 Momentive Performance Materials Inc. All rights reserved. CONFIDENTIAL
MOMENTIVE™

Diverse, Blue-Chip Customer Base

- Long standing and deep relationships with brand leaders in the key markets served
- No single customer makes up more than 4% of our sales

Key Industries		Industry Leaders	MPM Brands	Selected End Products
Consumer Goods		3M, Avery Dennison, Daetwyler	▪ NIAX® ▪ LIM® ▪ SilForce® ▪ SilGrip®	▪ Enabling Memory Foam
Automotive		BMW, Bridgestone, GM	▪ NXT® ▪ CoatOSil® ▪ SilForce®	▪ Enabling Premium Automotive Lighting
Construction		Lowe's, The Home Depot, Andersen Windows • Doors	▪ GE (license) ▪ Silquest® ▪ SPUR™	▪ Enabling World Class HighRise Construction
Personal Care		AVON, Castelli, natura Brasil	▪ SilSoft® ▪ VelveSil® ▪ Tospearl®	▪ Enabling High End Conditioners
Electronics		Boeing, Itochu, Nagase, ITW	▪ SilCool® ▪ SilTrust® ▪ SnapSil®	▪ Enabling Advanced Aerospace Electronics
Healthcare		starlim sterner silicone at its best, Saint-Gobain, Bard | Medical	▪ OphthaSil® ▪ Tufel®	▪ Enabling Biopharma Processing of Advanced Drugs

Diverse, blue-chip customer base and strong alignment with leading brands
Top 20 customers have an average relationship greater than 20 years

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Copyright © 2018 Momentive Performance Materials Inc. All rights reserved. CONFIDENTIAL
MOMENTIVE

Strategic Global Manufacturing and R&D Footprint

Manufacturing and Technology Facilities Overview


Americas – 13 Facilities
Europe - 6 Facilities
Asia – 10 Facilities
Willoughby, OH
Richmond Heights, OH
Strongsville, OH
Garrett, IN
Newark, OH
Waterford, NY
Tarrytown, NY
Sistersville, WV
Charlotte, NC
Chino, CA
Texas City, TX
New Smyrna Beach, FL
Itatiba, Brazil
Lostock, UK
Geesthacht, Germany
Antwerp, Belgium
Bergen op Zoom, Netherlands
Leverkusen, Germany
Termoli, Italy
Seoul, S. Korea
Kozuki, Japan
Ohta, Japan
Kobe, Japan
Wuxi, China
Nantong, China
Shanghai, China
Chennai, India
Bangalore, India
Rayong, Thailand
24 manufacturing facilities and 12 R&D facilities worldwide
Silicones
Quartz
Dedicated R&D Facilities

Integrated global manufacturing network
Geographic diversity and strong presence in high-growth regions

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Copyright © 2018 Momentive Performance Materials Inc. All rights reserved. CONFIDENTIAL

MOMENTIVE

Presence in High-Growth Emerging Regions    Increasing Presence in High-Growth Regions    New Geographies Revenue Growth: India 11 manufacturing/R&D facilities in Asia Pacific and Latin America    Expanding global sales presence and application support    Targeted investments in emerging markets, specifically Asia Pacific, India and Latin America    Launched four new platform technologies from India Technology Center    20132014201520162017 Increasing Exposure to Emerging Economies Investments Completed Within Last 18 Months Nantong (China) Facility Rayong, Thailand: New manufacturing capability for Liquid Silicone Rubber    Nantong, China: 3 new reactor trains (consumer, construction, auto, and industrial)    Chennai, India: New emulsion reactor installed (personal care)    Itatiba, Brazil: New emulsion reactor installed (personal care)    Shanghai, China: Expanded application lab (coatings for auto)    Rapid expansion into high-potential markets to grow customer base 21Copyright © 2018 Momentive Performance Materials Inc. All rights reserved. CONFIDENTIAL

Strong R&D Capabilities and High Customer Intimacy

Value Added Service-Oriented Business Model

- Work alongside customers to co-develop new products
- In-house applications testing and formulating capabilities result in a streamlined application development process
- Technical service and support model enables customers to benefit from Momentive's engineering know-how
- Ability to leverage pilot plants to efficiently develop samples and scale up production
- Proprietary platform innovation and development focused on megatrends that in turn drive customer sales

R&D Capabilities





- ✓ Dedicated and integrated R&D facilities at 12 locations globally
- ✓ ~400 full time employees
- ✓ Over 3,400 patents
- ✓ ~$200 million invested in R&D over the last three years
- ✓ Annual R&D funding of ~3% of sales

Illustrative Momentive / Customer Co-development Process

1. ✓ Actively engages with customers to address key technological needs
2. ✓ Momentive teams support customers' labs with in-house testing and development
3. ✓ Momentive technology is spec'd into customer product
4. ✓ Involved in joint production, launch and marketing efforts
5. ✓ Long-term customer relationship and technological evolution

Establishing strong customer engagement through a value-added business model

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Copyright © 2018 Momentive Performance Materials Inc. All rights reserved. CONFIDENTIAL

MOMENTIVE

Experienced Management Team

	Relevant Experience	Biography
 **Jack Boss** *President and Chief Executive Officer*	30+ years	■ Joined Momentive in March 2014; appointed CEO in October 2014 ■ Prior to joining Momentive, held various senior management roles with Honeywell's Performance Materials and Technologies division ■ Has more than 30 years of experience in the specialty chemicals and materials industries ■ Previous roles include: Vice President and General Manager, Great Lakes Chemical Corporation (n.k.a Chemtura Corporation), Vice President and Business Director, International Specialty Products (n.k.a Ashland, Inc.)
 **Erick Asmussen** *Senior Vice President and Chief Financial Officer*	25+ years	■ Joined Momentive as CFO and SVP in May 2015 ■ Has more than 25 years of leadership experience in business strategy, accounting, treasury, tax planning, and M&A experience with over $1 billion of transactions closed ■ Previous roles include: Vice President and Chief Financial Officer, GrafTech; Director of Tax Planning, Corning Incorporated and other leadership roles at AT&T and Arthur Andersen
 **Sam Conzone** *Senior Vice President, Performance Additives and Formulated & Basic Silicones*	~20 years	■ Joined Momentive in 2008 as a Global Technology Manager and has since had several leadership roles across transformation, corporate strategy and business management ■ Previously acted as growth and innovation leader at Schott Glass for 10 years while it transformed from a mature glass company to an industry leader in pharmaceutical packaging, electronics and advanced optical applications (US and Germany) ■ 18 years of experience in business unit leadership, corporate strategy, business development and advanced technology and innovation management ■ Previous roles include: Transformational Growth Leader, VP of Coatings Business Unit, SVP of Corporate Strategy and Growth
 **Joseph Reyes** *Senior Vice President, Quartz Technologies*	~20 years	■ Joined Momentive Performance Materials, Inc. (and predecessor) in 1996 ■ 20 years of experience in engineering, finance and leading-edge specialty materials ■ Previous roles include: General Manager– Ceramics; Chief Financial Officer, Momentive Quartz Division

Dynamic management team with a proven track record

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Copyright © 2018 Momentive Performance Materials Inc. All rights reserved. CONFIDENTIAL

MOMENTIVE

STRATEGIC GROWTH PLAN UPDATE 24

Momentive Strategic Growth Pillars

Leading Global Market Position in Core Growth Markets Aligned with Global Megatrends

Momentive Strategic Approach

1 Organic Growth

- Silicones market remains strong with growth at historic levels of 4–5%
- Expansion into new geographies with a focus on high-growth emerging markets
- Development of new products and applications

2 Growth Projects / Acquisitions

- ~$120 million of growth capital invested in 2016 and 2017 which benefit in 2018 and beyond
- EBITDA growth from integration of Sea Lion acquisition

3 Cost Savings Programs

- $15 million restructuring program launched in March 2018 as a second phase of cost reductions
- Continuous improvement and LEAN manufacturing

4 Formulated & Basics Optimization

- Structural reduction of siloxane capacity
- Increase in prices across basics portfolio
- Investments to optimize remaining basics production

Momentive EBITDA Margin Evolution



8.5%
10.7%
12.6%
13.9%
18 – 20% +
Increasing growth from high-margin specialty products
Cost savings initiatives
Reducing exposure to basic silicones
Price increases
Accretive capital projects
FY 2015A
FY 2016A
FY 2017A
Q4 2017A
Medium Term Target

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Copyright © 2018 Momentive Performance Materials Inc. All rights reserved. CONFIDENTIAL

MOMENTIVE

1 Momentive's Key End Markets Demonstrate Strong and Attractive Growth Trends

Megatrends

- Population Growth
- Urbanization
- Energy Efficiency and Other Environmental Regulation
- Miniaturization
- Lightweighting / Substitution

Key MPM End Markets by Revenue[1,2]



Bubble Contents[2,5]: MPM End Market Revenue ($mm) | % Contribution to MPM Revenue
End Market Growth[3,4]
10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
Global Silicone Sales by End Market[2,3] ($bn)
Healthcare
$60
3%
Personal Care
$192
8%
Consumer Goods
$592
25%
Automotive
$416
18%
Construction
$241
10%
$164
7%
Electronics

Represents ~75% of Momentive's sales

[1] Does not include industrial end-market as such market is broadly defined without specific market statistics or growth drivers
[2] Financials based on 2017
[3] Sources: Freedonia and Grand View Research, Inc.
[4] For the period of 2016-2021 for Consumer goods, Construction, Personal care, Electronics and Healthcare, and for the period of 2016– 2025 for Automotive
[5] Bubble size indicative of end market's % contribution to MPM's 2017 revenue

Copyright © 2018 Momentive Performance Materials Inc. All rights reserved. CONFIDENTIAL

26

MOMENTIVE

1 Organic Growth from New Geographies

Expanding Footprint

- Global manufacturing and distribution network well positioned to serve new / emerging markets
- Targeted investments in high growth emerging markets with focus on Asia Pacific and Latin America
  - Manufacturing capability for liquid silicone rubber in Rayong, Thailand
  - 3 reactor trains in Nantong, China
  - Emulsion reactors in Itatiba, Brazil and Chennai, India
  - Expanded application labs in Shanghai, China
- 11 facilities outside of North America and Europe

Manufacturing and Technology Facilities Overview



Willoughby, OH
Richmond Heights, OH
Strongsville, OH
Garrett, IN
Newark, OH
Chino, CA
Texas City, TX
Waterford, NY
Tarrytown, NY
Sistersville, WV
Charlotte, NC
New Smyrna Beach, FL
Antwerp, Belgium
Lostock, UK
Bergen op Zoom, Netherlands
Geesthacht, Germany
Leverkusen, Germany
Termoli, Italy
Itatiba, Brazil
Bangalore, India
Chennai, India
Rayong, Thailand
Seoul, S. Korea
Wuxi, China
Nantong, China
Shanghai, China
Kozuki, Japan
Ohta, Japan
Kobe, Japan
Developed Market Facilities
Emerging Market Facilities

Strong Presence in High Growth Markets

Revenue by Geography[1]



North America 31%
Europe 24%
China and Japan 24%
ROW 21%

Revenue Growth in India



9% CAGR
2013
2014
2015
2016
2017

[1] *Represents FY 2017 split*

27

Copyright © 2018 Momentive Performance Materials Inc. All rights reserved. CONFIDENTIAL

MOMENTIVE

1 Organic Growth from New Products and Customer Collaboration

Case Study: Pharmaceutical Vials

- Leveraging expertise in high purity quartz tubing
- Newly established manufacturing process for converting tubes into vials
- Customer demand driven by the need to prevent degradation and preserve stability of biopharma drugs
- Launched PurQ™ product portfolio in Q2 2017
- Large and attractive market opportunity

Case Study: Consumer Sealants

- Lowe's established an innovation collaboration with MPM to compete in consumer sealants
- MPM actively participated in product development cycle
- Key collaboration benefits:
  - Shortened development & commercialization cycle
  - Surety of placement prior to committing investment
  - Research and marketing collaboration
  - Period of exclusivity with MPM as the sole supplier

Existing – Tubing for Semiconductor



New PurQ™ Pharmaceutical Vials



Construction


IRON GRIP

Delivery System


SPRAY & SEAL

Coatings


CLEAR COATING

Innovative Solutions and Close Customer Collaboration Drive Business Performance

28
Copyright © 2018 Momentive Performance Materials Inc. All rights reserved. CONFIDENTIAL

2 Focus on Innovation Platform Driving Deep New Pipeline of Products

	Project	Completion Timing	Segment	
Ongoing	Thermal Hardcoats (Leverkusen)	Q4 2018	Formulated Silicones	
Construction Completed	NXT® Tire Silanes (Leverkusen)	Q4 2017	Performance Additives	
Construction Completed	Optical Bonding (Ohta)	Q4 2017	Formulated Silicones	
Construction Completed	Roof Coatings (Waterford)	Q4 2017	Formulated Silicones	
Construction Completed	Intermediates Reactor (Ohta)	Q2 2017	Performance Additives	
Construction Completed	PurQ™ quartz	Q2 2017	Quartz	

2017 Growth Capex	**$73mm**
Targeted Y1 EBITDA Improvement	**>$15mm[1]**
EBITDA Margins	**>20% in Underlying Segments**

EBITDA Realization Expected Starting in 2018

< 10% benefit realized in 2017

~$120 million of growth capital invested since beginning of 2016

NXT® Truck Tire | **Anti-Fog Coatings** | **OLED Displays** | **Advance Thermal Management** | **Contact Lens**

Significant pipeline - Targeting over 20% ROI on all growth projects

Note: Growth projects listed on page do not include all of the growth projects included in the forecast

[1] Represents EBITDA target based on company's minimum threshold IRR of 20% for capital investment projects

Copyright © 2018 Momentive Performance Materials Inc. All rights reserved. CONFIDENTIAL

29

2 New Platforms and Recent Successes

	Platform	Innovation	Products	
1	**Truck-Tire Silane**	Develop truck-tire silane to meet regulatory changes; translation to existing NXT® consumer production facilities	■ Tire Rubber	
2	**Anti-Fog Coatings for Lighting**	Meeting demand for expanding LED lamps in vehicles	■ Thermal Coating, UV-Curing	
3	**Electronics**	New OLED with broad IP portfolio	■ Flexible Displays	
4	**Advance Ceramics Thermal Management**	High thermal conductivity heat spreader; High thermal conductivity heat sink; Thermal strap	■ Avionics Cooling Board ■ Radar Thermal Cooling	
5	**Silicone Acrylate**	Much faster cure kinetics vs known systems / Reliability with tunable modulus / Flexibility	■ Contact Lenses ■ Makeup	

Rich pipeline of high ROI projects to drive future growth

30
Copyright © 2018 Momentive Performance Materials Inc. All rights reserved. CONFIDENTIAL

MOMENTIVE™

3 Earnings and Margin Momentum Driven by Successful Cost Management

Phase I (completed): Global Restructuring and Transformation	Phase II: 2018 Restructuring Initiatives

Phase I (completed): Global Restructuring and Transformation

- **Global restructuring program**
  - Restructuring without impact on growth or consumer facing functions
  - $30 million savings from position eliminations and productivity gains
  - $5 million savings from structural cost actions in Quartz
- **Transformation at Leverkusen, Germany**
  - Ceased production of siloxane and instead source requirements externally
  - Re-focus efforts on value added specialty chemical operations (e.g. NXT® and coatings)
  - Generates $10 million annual savings

~$45 million incremental savings

Phase II: 2018 Restructuring Initiatives

- **Restructuring initiatives**
  - Consists primarily of additional SG&A cost reductions
  - Implementation expected in early 2018
  - $15 million estimated run-rate cost reductions with ~$8 million to be realized in 2018
  - Net cash cost of ~$5–10 million after working capital reductions
- **Continued active evaluation of additional structural and SG&A cost-saving opportunities**

~$15 million estimated savings

~$60 million in Total Savings Drives Near Term EBITDA Performance

Source: Company estimates

31
Copyright © 2018 Momentive Performance Materials Inc. All rights reserved. CONFIDENTIAL

MOMENTIVE™

4 Optimization of Formulated & Basic Silicones Portfolio

	Specialty	Value Add	Basics+
Product Families	Consumer & Industrial Electronic Sealants	Custom Compounding	Basic Silicones
	Hardcoats	Construction Sealants	
	Optical Bonding Sealants	Consumer Sealants	
	Pressure Sensitive Adhesives		Bulk Sealants
	Weatherstrip Coating		Heat Cured Elastomers
	Liquid Silicone Rubbers		Release Coats
Key Attributes	▪ Products with highly specialized applications that are spec'd in with automotive, construction, electronics and aerospace customers ▪ Enable key design features such as extended product life, wear resistance, biocompatibility and lightweighting	▪ High consistency and uniformity products used for advanced automotive, healthcare and consumer applications ▪ Enable adhesion, sealing and structure in customer products	▪ Typically large volume based business used in industrial lubricants and additives ▪ Basics enable the production of specialty and value added product portfolio ▪ Pricing dynamics driven by raw material and industry operating levels
Trends / Strategy	▪ Reduce weight and drive to ever-tighter efficiency standards ▪ Continue to develop next generation product lines and applications ▪ Growth investments behind key successful innovations ▪ Margin uplift through mix shift and efficiency initiatives	▪ Customer focus on higher purity, longer product life solutions ▪ Develop new and enhanced solutions to reinvigorate product lines for customers ▪ Drive efficiency improvements across portfolio ▪ Exit less profitable businesses	▪ Positive pricing trends driven by improving industry operating rates ▪ Focus on optimizing basics manufacturing footprint ▪ Post-optimization, basics consumed internally to enable value add and specialty sales

Targeting Medium Term EBITDA Margins of 15 – 20% for Formulated and Basic Silicones

Source: Company information

32
Copyright © 2018 Momentive Performance Materials Inc. All rights reserved. CONFIDENTIAL
MOMENTIVE

4 Transformation of the Basics Segment to Drive Profitable Growth

Key Optimization Initiatives

Structural shutdowns of siloxane capacity

- Strategic actions to significantly improve profitability while ensuring sustainable critical supply
- Restructuring of Leverkusen (Germany) operations completed in Q4 2016
- Internal sourcing and long-term offtake agreement ensures required supply of intermediates

Raising prices across basic silicones

- Benefiting from tight supply/demand conditions to successfully pass through price increases
- Higher operating rates in basic silicones manufacturing

Investments to improve production assets

- Leveraging capital structure, plant stability, and continuous improvement to drive sustained efficiency
- Assessing and implementing further opportunities across platform to:
  - Optimize supply and production globally
  - Focus on site and product line profitability
  - Further expand capacity for specialty applications

Germany Transformation 2016



Shut Down Siloxane Production and Expand Specialty Capacity

- First phase in global transformation
- Decouple Leverkusen specialties from siloxane and shut down of siloxane capacity
- Expand NXT® production capacity

Restructuring of Germany operations generated ~$10 million of annual EBITDA improvement

33
Copyright © 2018 Momentive Performance Materials Inc. All rights reserved. CONFIDENTIAL
MOMENTIVE

FINANCIAL UPDATE 34

Solid Track Record of Segment EBITDA Growth…        LTM Segment EBITDA ($mm)                $293    $267$274$275    $238    $214 $194 $189    $183     Q4’15Q1’16Q2’16Q3’16Q4’16Q1’17Q2’17Q3’17Q4’17 Robust Earnings Driven by Revenue Growth and Cost Savings Initiatives 35Copyright © 2018 Momentive Performance Materials Inc. All rights reserved. CONFIDENTIAL

…and Segment EBITDA Margin Improvement      LTM Segment EBITDA Margin (%)    12% 13%    12% 12%    11%    10% 8% 8%    8%     Q4’15Q1’16Q2’16Q3’16Q4’16Q1’17Q2’17Q3’17Q4’17 Significant Margin Expansion Driven by Shifting Portfolio Mix toward Specialty Products 36Copyright © 2018 Momentive Performance Materials Inc. All rights reserved. CONFIDENTIAL

Q4 2017 Results Overview Net Sales ($mm) EBITDA ($mm) $599 $83 $544 $65 13.9% 12.0% Q4 2016 Q4 2017 Q4 2016 Q4 2017 EBITDA % Margin Key Takeaways    Strong net sales growth across the specialty portfolio due to volume gains in Performance Additives and the specialty portion of the Company’s Formulated and Basic Silicones product portfolio    Segment EBITDA growth driven by volume growth in the specialty portion of the Company’s Formulated and Basic Silicones product portfolio, operating leverage within the Quartz Technologies segment and strategic capital investments 37 Copyright © 2018 Momentive Performance Materials Inc. All rights reserved. CONFIDENTIAL

FY 2017 Results Overview        Net Sales ($mm) EBITDA ($mm) $2,233$2,331 $293    $238    12.6%    10.7% FY 2016FY 2017FY 2016FY 2017    EBITDA% Margin Key Takeaways    Net sales growth reflects solid growth in specialties, partially offset by a strategic reduction in low margin products Segment EBITDA growth driven by volume growth in the specialty portion of the Formulated and Basic Silicones product portfolio, operating leverage within the Quartz Technologies segment and strategic capital investments Pricing actions were announced across the silicones portfolio in late Q4’17 and are expected to be realized in 2018 38Copyright © 2018 Momentive Performance Materials Inc. All rights reserved. CONFIDENTIAL * NXT is a trademark of Momentive Performance Materials Inc.

Capital Expenditures Update

Summary

- Over the last several years, Momentive has made significant capital investments to accelerate and facilitate the growth of its specialty product portfolio and to enhance its global manufacturing network
  - Robust capital allocation framework and process. Focus on 20%+ ROI opportunities
- More than 20 discrete growth projects since beginning of 2016 representing total growth capex spend of ~$120mm, of which ~80% have been deployed
- Current portfolio of projects is at less than 10% of estimated run-rate EBITDA levels providing significant near-term earnings visibility and upside
  - Notably, in FY 2015-2017, Momentive invested ~$35 million to globalize and double its NXT Silane production capacity. This production expansion has commissioned and will ramp up production and product qualification over the first half of FY 2018
  - NXT is a leading additive for green tire applications. Over the last several years, NXT revenues have grown at over 20% CAGR
- Momentive has significant flexibility over its capital expenditures. Annual maintenance requirements of $65-75 million per annum

Annual Capital Expenditure ($mm)


$107
41
66
2012
$81
32
49
2013
$96
22
74
2014
$115
29
86
2015
$117
46
71
2016
$161
73
88
2017
$125
45
80
2018E
$65-75
Run-Rate Maintenance
Maintenance & EHS
Growth & Productivity

39

Copyright © 2018 Momentive Performance Materials Inc. All rights reserved. CONFIDENTIAL

MOMENTIVE™

Tax    Update    Cash Taxes ($mm) NOLs ($mm, YE 2017)    $30    4%    $63    7%    $27    $24    $21 $293$473    34%55% FY 2015FY 2016FY 2017USGermanyJapanOther    Total: $859 million Low Cash Tax Burden Supported by Significant NOLs and Favorable US Tax Reform 40Copyright © 2018 Momentive Performance Materials Inc. All rights reserved. CONFIDENTIAL

Balance Sheet Update

Summary

- Net leverage of 4.0x as of December 31, 2017
- Momentive has a proven track record of deleveraging. Over the last two years, Momentive has deleveraged by 1.0x per annum on average
- Significant liquidity of $387 million as of December 31, 2017 up $358 million from September 30, 2017 due to free cash flow generation
- Going forward, Momentive remains focused on continuing to balance opportunistic and accretive growth investments with its commitment to continued deleveraging and maintaining significant financial flexibility
- In March 2018, Momentive completed the refinancing of its ABL facility, extending maturity for 5 years and upsizing facility by $30 million to $300 million

Net Debt / LTM Segment EBITDA (x) [1]



Declined by ~2.0x over the last two years
5.9x
4.7x
4.0x
2015A
2016A
2017A

Liquidity



$mm
Continue to Maintain Significant Liquidity and Financial Flexibility
$358
$387
Q3-2017
Q4-2017

[1] Based on Segment EBITDA.

41
Copyright © 2018 Momentive Performance Materials Inc. All rights reserved. CONFIDENTIAL

MOMENTIVE

SUMMARY 42

Momentive – Summary Takeaways Silicones: Enabling Technology for Everyday Life 1 Robust Outlook with MPM is a Differentiated Global High Visibility 5 2 Leader in Silicones 4 3 Significant Earnings and Clearly Defined Competitive Strategy Margin Momentum Focused on Specialties 43 Copyright © 2018 Momentive Performance Materials Inc. All rights reserved. CONFIDENTIAL

APPENDIX

Reconciliation of Non-GAAP Financial Measures    — Segment EBITDA    $mm     Quarter Ended December 31, Year Ended December 31, 2017 20162017 20162015 Net income (loss)$19$(118)$ —$(163)$ (83) Interest expense, net 20 1980 7679 Income tax expense 4 1415 1813 Depreciation and amortization 37 53154 185153 Gain on extinguishment and exchange of debt — —— (9)(7) Items not included in Segment EBITDA:    Non-cash charges and other income and expense$8$11$ 12$26$ 15 Unrealized losses on pension and postretirement benefits (6) 28(5) 33(16) Restructuring and discrete costs — 5736 7032 Reorganization items, net 1 11 28 Segment EBITDA$83$65$ 293$238$ 194 45Copyright © 2018 Momentive Performance Materials Inc. All rights reserved. CONFIDENTIAL

Reconciliation of Segment EBITDA    —    2017 Quarterly                $mm                Quarter Ended Year Ended December 31, March 31, 2017June 30, 2017September 30, 2017December 31, 2017 2017 Net income (loss)$(30)$19$(8)$19$— Interest expense, net 19 20 21 20 80 Income tax expense 1 4 6 4 15 Depreciation and amortization 38 37 42 37 154 Items not included in Segment EBITDA:                Non-cash charges and other income and expense$6$(2)$—$8$12 Unrealized losses on pension and postretirement benefits 1 — — (6) (5) Restructuring and discrete costs 34 (4) 6 — 36 Reorganization items, net — — — 1 1 Segment EBITDA$69$74$67$83$293 46Copyright © 2018 Momentive Performance Materials Inc. All rights reserved. CONFIDENTIAL

Reconciliation of Non-GAAP Financial Measures    — Net Debt    $mm                Year Ended December 31,    2017 2016 2015 Cash (net of restricted)$173$224$217 1st Lien Notes$1,100$1,100$1,100 2nd Lien Notes 202 202 231 Foreign Local Debt 36 36 36 Debt$1,338$1,338$1,367 Net debt$1,165$1,114$1,150 LTM Segment EBITDA$293$238$194 Net Leverage 4.0 x 4.7 x 5.9 x 1 1st Lien Notes and 2nd Lien Notes are shown at principal value and exclude the impact of unamortized debt discount 47Copyright © 2018 Momentive Performance Materials Inc. All rights reserved. CONFIDENTIAL

Debt at December 31, 2017 $mm (1) (1) Momentive Performance Materials Inc. (“MPM”) is the issuer of all debt obligations and the secured notes are fully and 48 unconditionally guaranteed by certain subsidiaries of MPM.    Copyright    © 2018 Momentive Performance Materials Inc. All rights reserved. CONFIDENTIAL

Copyright © 2018 Momentive Performance Materials Inc. All rights reserved. CONFIDENTIAL